UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

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SILK ROAD MEDICAL, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-38847	20-8777622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1213 Innsbruck Drive Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

(408) 720-9002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	SILK	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

Silk Road Medical, Inc. (the “Company”) held an Annual Meeting of Stockholders on June 18, 2024 (the “Annual Meeting”).

As of the close of business on April 22, 2024, the record date for the Annual Meeting, there were 39,441,919 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock was entitled to one vote. Stockholders holding an aggregate of 34,652,673 shares of common stock entitled to vote at the Annual Meeting, representing 87.85% of the Company’s outstanding shares of common stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2024.

The final results of such stockholder voting on each proposal brought before the Annual Meeting are set forth below:

Proposal No. 1 - Election of Directors. The eight director nominees proposed by the Board of Directors of the Company were elected to serve as members of the Board of Directors until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Jack W. Lasersohn	30,239,325	838,112	3,575,236
Charles S. McKhann	30,932,043	145,394	3,575,236
Rick D. Anderson	29,908,754	1,168,683	3,575,236
Kevin J. Ballinger	30,145,046	932,391	3,575,236
Tanisha V. Carino, Ph.D.	30,636,648	440,789	3,575,236
Tony M. Chou, M.D.	30,556,307	521,130	3,575,236
Elizabeth H. Weatherman	21,113,819	9,963,618	3,575,236
Donald J. Zurbay	25,721,214	5,356,223	3,575,236

Proposal No. 2 - Advisory Vote to Approve Executive Compensation. The Company’s stockholders approved the advisory vote on the compensation of the Company’s executive officers named in the Company’s definitive proxy statement. The following are final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
24,560,759	5,253,533	1,263,145	3,575,236

Proposal No. 3 - Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was approved by the Company’s stockholders by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
34,514,101	131,886	6,686	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILK ROAD MEDICAL, INC.

Date: June 20, 2024	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Executive Vice President, Chief Legal Officer and Secretary